Exhibit 99.5

Supplemental Pro Forma Financial Information (unaudited)

($ in millions)
	Jarden 12 Months Ended 6/30/13	Yankee Candle 52 Weeks Ended 6/29/2013	Pro Forma 12 Months Ended 6/30/13
Net sales	$6,865	$863	$7,728
Adjusted gross profit	$1,985	$494	$2,479
% Margin	28.9%	57.2%	32.1%
Adjusted EBITDA (Segment Earnings)	$813	$205	$1,018
% Margin	11.8%	23.8%	13.2%

Supplemental Combined Financial Information (unaudited)

($ in millions)
	Jarden 12 Months Ended 6/30/13	Yankee Candle 52 Weeks Ended 6/29/2013	Combined 12 Months Ended 6/30/13
Cash flow from operations	$436	$82	$518

Jarden Supplemental Financial Information (unaudited)

($ in millions)	Six Months Ended
	6/30/2013	6/30/2012	Inc/(Dec) %
Net sales	$3,340	$3,171	5.3%
Adjusted gross profit	$962	$916	5.0%
% Margin	28.8%	28.9%
Adjusted EBITDA (Segment Earnings)	$348	$349	(0.4%)
% Margin	10.4%	11.0%
Cash flow from operations	$(41)	$3	NM

Jarden Corporation

Reconciliation of GAAP to Non-GAAP

Jarden Latest Twelve Months (“LTM”) Segment Earnings Reconciliation (unaudited)

($ in millions)	Year Ended	Six Months Ended		LTM Ended
	12/31/2012	6/30/2013	6/30/2012	6/30/2013
Reconciliation of Non-GAAP measure:
Net income	$244	$72	$118	$198
Income tax provision	148	42	70	120
Interest expense, net	185	96	90	191
Loss on early extinguishment of debt	—	26	—	26

Operating Earnings	$577	$236	$278	$535

Adjustments to reconcile to Segment Earnings
Depreciation and amortization	$153	$76	$71	$158
Fair market value adjustments to inventory	6	5	—	11
Reorganization costs, net	27	2	—	29
Acquisition-related and other costs, net	17	—	—	17
Venezuela devaluation-related charges	—	29	—	29
Cumulative adjustment of stock compensation	34	—	—	34

Segment Earnings	$814	$348	$349	$813

Jarden Historical Segment Earnings Reconciliation (unaudited)

	Years Ended December 31,
($ in millions)	2008	2009	2010	2011	2012

Reconciliation of Non-GAAP measure:

Net income (loss)	$(59)	$129	$107	$205	$244
Income tax provision	26	111	123	126	148
Interest expense, net	179	147	177	179	185
Loss on early extinguishment of debt		—	—	13	—

Operating Earnings	146	387	407	523	577

Adjustments to reconcile to Adjusted EBITDA (Segment Earnings)

Depreciation and amortization	$120	$130	$143	$164	$153
Fair value of adjustment to inventory	—	—	27	7	6
Venezuela hyperinflationary and devaluation charges	—	—	71	—	—
Reorganization costs, net	60	49	—	23	27
Acquisition-related and other costs, net	—	—	42	21	17
Impairment of goodwill, intangibles and other assets	283	23	20	53	34
Other adjustments	—	17	—	—	—

Adjusted EBITDA (Segment Earnings)	$609	$606	$710	$791	$814

Jarden LTM Gross Profit Reconciliation (unaudited)

($ in millions)	Year Ended	Six Months Ended		LTM Ended 6/30/2013
	12/31/2012	6/30/2013	6/30/2012
Reconciliation of Non-GAAP measure:
Net sales	$6,696	$3,340	$3,171	$6,865
Cost of sales	4,772	2,383	2,255	4,900

Gross profit	$1,924	$957	$916	$1,965

Adjustments to reconcile to Adjusted Gross Profit
Fair market value adjustments to inventory	6	5	—	11
Accelerated depreciation related to international platform rationalization	9	—	—	9

Adjusted Gross Profit	$1,939	$962	$916	$1,985

Yankee Candle Segment Earnings Reconciliation (unaudited)

($ in millions)	52 Weeks Ended	26 Weeks Ended		52 Weeks Ended
	12/29/2012	6/29/2013	6/30/2012	6/29/2013
Reconciliation of Non-GAAP measure:
Net income (loss)	$33	$(18)	$(28)	$43
Provision of income taxes	22	(9)	(16)	29

Income (loss) from continuing operations before provision for income taxes	$55	$(27)	$(44)	$72

Adjustments to reconcile to Income from continuing operations before provision for income taxes
Interest expense	$107	$49	$53	$103
Depreciation and amortization	35	17	18	34
Amortization included in interest expense	(7)	(4)	(3)	(8)
Realized gain on derivative contracts	(8)	(2)	(4)	(6)

EBITDA from Continuing Operations	$182	$33	$20	$195

Loss on early extinguishment of debt	13	—	13	—
Restructuring costs	2	1	1	2
Non-recurring advisory fee	1	1	1	1
Realized losses on foreign currency	1	—	1	—
Non-cash equity based compensation	1	—	—	1
Other one-time charges	1	1	1	1
Estimated impact of certain non-recurring events	5	1	1	5

Segment Earnings	$206	$37	$38	$205

Yankee Candle Historical Adjusted EBITDA Reconciliation (unaudited)

($ in millions)	Fiscal Years Ended December
	2008	2009	2010	2011	2012
Reconciliation of Non-GAAP measure:
Net income (loss)	$(409)	$16	$42	$34	$33
Loss from discontinued operations, net of income taxes	23	8	—	—	—
Provision for (benefit from) income taxes	(13)	17	24	20	22

Income (loss) from continuing operations before provision for (benefit from) income taxes	$(399)	$41	$66	$54	$55

Adjustments to reconcile to Income from continuing operations before provision for income taxes
Interest expense	$91	$86	$80	$89	$92
Depreciation	27	27	38	25	26
Amortization	18	20	5	19	9

EBITDA from Continuing Operations	$(263)	$174	$189	$187	$182

Loss (gain) on early extinguishment of debt	(2)	—	—	—	13
Restructuring costs	—	2	1	—	2
Non-recurring advisory fee	2	2	2	2	1
Realized losses on foreign currency	1	1	—	—	1
Non-cash equity based compensation	1	1	1	4	1
Other one-time charges	454	—	1	—	1
Estimated impact of certain non-recurring events	—	—	—	—	5

Segment Earnings	$193	$180	$194	$193	$206

Yankee Candle Gross Profit Reconciliation (unaudited)

($ in millions)	52 Weeks Ended	26 Weeks Ended		52 Weeks Ended
	12/29/2012	6/29/2013	6/30/2012	6/29/2013
Reconciliation of Non-GAAP measure:
Net sales	$844	$319	$300	$863
Cost of sales	364	145	135	374

Gross profit	$480	$174	$165	$489

Adjustments to reconcile to Adjusted Gross Profit
Estimated impact of certain non-recurring events	5	1	1	5

Adjusted Gross Profit	$485	$175	$166	$494

Pro Forma Combined Adjusted EBITDA Reconciliation (unaudited)

($ in millions)	LTM Ended 6/30/2013
Pro Forma
Reconciliation of Non-GAAP measure:
Net income	$273
Provision of income taxes	168

Income from continuing operations before provision for income taxes	$441

Interest expense	$227
Realized gain on derivative contracts	(6)
Loss on early extinguishment of debt	26

EBIT	$688

Depreciation and amortization	$208
Amortization included in interest expense	(8)

EBITDA from Continuing Operations	$888

Fair market value adjustments to inventory	11
Reorganization costs, net	29
Acquisition-related and other costs, net	17
Venezuela devaluation-related charges	29
Cumulative adjustment of stock compensation	35
Restructuring costs, net	2
Non-recurring advisory fee	1
Other one-time charges	1

Estimated impact of certain non-recurring events	5

Segment Earnings	$1,018